MANAGEMENT AND SERVICES AGREEMENT


      This Management and Services Agreement (the "Agreement") is entered into effective as of October 30, 1998, by and between JPJ ARCHITECTS, INC., a Texas corporation (hereinafter referred to as "JPJ"), and HLM DESIGN, INC., a Delaware corporation (hereinafter referred to as "Design").

                                   RECITALS

      WHEREAS, JPJ has heretofore provided architectural services through the services of duly licensed architects engaged by JPJ as employees or independent contractors, and may in the future provide engineering services through the services of duly licensed engineers engaged by JPJ as employees or independent contractors;


      WHEREAS, Design is in the business of providing comprehensive management services to architectural and engineering firms, including the provision of office space and equipment, the recruitment, hiring and employment of architectural and engineering personnel and support personnel, and the provision of billing and collection services;

      WHEREAS, Design has special expertise and experience in the operation, management and marketing of the non-architectural and non-engineering aspects of architectural and engineering firms of the type intended to be operated by JPJ; and

      WHEREAS, JPJ desires that Design provide the above-described services to JPJ, and Design desires to provide such services to JPJ, pursuant to the provisions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

      1. Term of Agreement; Termination. Commencing on the effective date set forth above, and subject to the termination provisions set forth below, this Agreement shall continue in effect until the fortieth (40th) annual anniversary of the effective date hereof. Thereafter, this Agreement shall automatically renew for successive one (1) year terms, unless either party shall provide the other with written notice of termination at least thirty (30) days prior to the expiration of the then current term hereof. Notwithstanding the foregoing, either party hereto may terminate this Agreement at any time upon written notice to the other in the event of any of the following:

            a. The filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by the other, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by the other, except for the filing of a petition in involuntary bankruptcy against the other which is dismissed within thirty (30) days thereafter; or

            b. In the event the other shall materially default in the performance of any duty or obligation imposed upon it by this Agreement and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the defaulting party by the non-defaulting party.

            c. Notwithstanding anything to the contrary in this Section 1 provided, Design may terminate this Agreement at any time with or without cause upon the giving of at least sixty (60) days prior written notice to JPJ.

      2.    Obligations of Design.

            a. General. JPJ hereby appoints Design as its sole and exclusive manager and administrator of all of JPJ's day-to-day business functions. JPJ acknowledges and agrees that the purpose and intent of this Agreement is to relieve JPJ to the maximum extent possible of the administrative, accounting, personnel and business aspects of JPJ's operations, with Design assuming responsibility and being given any and all necessary authority to perform these functions. In connection with the foregoing, JPJ hereby agrees that Design shall have the authority, duties and obligations set forth in Sections 2.b. through 2.d. below, and JPJ agrees to take no actions in contravention thereof without the express prior written consent of Design.

            b. Financial Planning. Design shall prepare such budgets, plans and policies as are necessary and appropriate in connection with the operations of JPJ, reflecting the anticipated sources and uses of capital for JPJ, and JPJ's anticipated revenues and expenses. All operations of JPJ shall be conducted in accordance with such budgets, plans and policies, which shall establish, by way of example and not limitation, the following:

                  (1) the amounts, purpose and priority of all capital expenditures;

                  (2) the amounts and sources of all additional capital,
            including without way of limitation the issuance of any and all additional capital stock and the incurring of any and all indebtedness;

                  (3) the amounts, manner of payment and timing of all
            dividends; and

                  (4) the amount, form and manner of payment of all employee compensation and benefits, including without way of limitation all compensation and benefits pertaining to personnel employed or engaged by JPJ, or pertaining to personnel employed or engaged by Design on JPJ's behalf.

            c. Facilities, Equipment and Supplies. During the term of this Agreement, and all renewals and extensions hereof, Design shall analyze, select and negotiate for the lease and/or purchase by JPJ or Design, as the case may be, of (1) suitable office facilities ("Offices") in which JPJ can provide architectural and engineering services, (2) such architectural and engineering equipment, office equipment, furniture, fixtures, furnishings and leasehold improvements (collectively, "Equipment") as necessary for the performance by JPJ of its architectural and engineering services, and (3) business supplies of every kind, name or nature, which may reasonably be required by JPJ for its operations. Design shall have the authority to negotiate for the purchase or lease of any or all such items on JPJ's behalf, either in JPJ's or Design's name, as shall be deemed appropriate by Design in its sole discretion, and all such items shall in all events be subject to, and leased or purchased in accordance with, the budgets, plans and policies referenced in Section 2.b. above.

            d. Development, Management and Administrative Services. During the term of this Agreement, and all renewals and extensions hereof, Design shall furnish to JPJ, or assist JPJ in obtaining, as deemed appropriate by Design in its sole discretion, all of the non-architectural and non-engineering development, management and administrative services as may be needed by JPJ in connection with JPJ's operations. Additionally, Design shall provide JPJ with such advice and supervision regarding all aspects of JPJ's architectural and engineering services as JPJ may request from time to time, subject in all events to the limitations set forth in
      Section 4 hereof. Such non-architectural and non-engineering development, management and administrative services shall include, by way of example and not limitation, the following:

                  (1) Bookkeeping and Accounts. Design shall establish and
            maintain all bookkeeping and accounting services necessary and appropriate to support the Offices, including, without limitation, maintenance, custody and supervision of all business records, papers, documents, ledgers, journals and reports, and the preparation, distribution and recordation of all bills and statements for professional services rendered by JPJ

            (collectively, "Books and Records"). Notwithstanding the foregoing, JPJ shall be responsible for maintaining full and accurate accounting records of all services rendered and such additional information as may be required in order for JPJ to satisfy any and all applicable reporting requirements.

                  (2) General Administrative Services. Design shall provide JPJ with overall supervision and management, including the maintenance and repair, of the Offices, and of all Equipment located in or at the Offices.

                  (3) Contract Negotiation and Administration. Design shall
            negotiate and administer all non-architectural and non-engineering aspects of all agreements pertaining to the provision of architectural and engineering services by JPJ to third parties ("Architectural and Engineering Agreements"). By way of example and not limitation, Design shall have the authority to negotiate and administer the provisions of the Architectural and Engineering Agreements pertaining to such matters as pricing and scheduling, and shall also provide JPJ with such advice and supervision regarding all other aspects of the Architectural and Engineering Agreements as JPJ may request from time to time, subject in all events to the limitations set forth in Section 4 hereof. Additionally, Design administer all aspects of JPJ's agreements which do not pertain directly to the provision of architectural or engineering services by JPJ to third parties ("General Business Contracts").

                  (4) Personnel. Subject to the provisions of Section 4 hereof,
            Design shall provide such personnel to JPJ as Design shall determine in its sole discretion to be necessary to enable JPJ to perform all services contemplated under the Architectural and Engineering Agreements and the General Business Contracts. Design shall provide such personnel by either (1) engaging such personnel directly on JPJ's behalf (for example, as employees or independent contractors of JPJ), or (2) engaging such personnel directly (for example, as employees or independent contractors of Design) and then leasing or subcontracting such personnel to JPJ. Design shall have the sole discretion to determine the manner in which such personnel are provided to JPJ. In no event shall Design provide or be required to provide architect or engineer employees or independent contractors (whether licensed or unlicensed) to JPJ in any manner not in compliance with all applicable codes, rules and regulations adopted by any authority regulating the licensing of architects or engineers for the applicable jurisdiction. Design shall advise JPJ with the hiring and termination of all JPJ personnel, and shall determine compensation for all JPJ and all Design personnel, including determination of salaries, fringe benefits, bonuses, health and disability insurance, workers' compensation insurance, and any other benefits that each such employee shall receive. JPJ shall compensate all JPJ personnel (including those leased or subcontracted to JPJ by Design) and make any and all applicable withholding filings and payments in connection therewith. Additionally, Design shall manage and supervise any licensed personnel employed or engaged by JPJ, or employed or engaged by Design on behalf of JPJ, regarding those aspects of their employment that do not involve performance under the scope of their licensure; provided, however, that JPJ shall manage and supervise all activities of such licensed personnel performed under the scope of their licensure.

                  (5) Security and Maintenance. Design shall advise JPJ with respect to all services and personnel necessary to provide JPJ with proper security, maintenance, and cleanliness of the Offices and the Equipment.

                  (6) Architectural and Engineering Recruiting and Training.
            Design shall, in its sole discretion, either perform on JPJ's behalf, or assist JPJ in performing, all recruiting, screening and evaluating of prospective architect and engineer employees and contractors for JPJ, and Design shall assist JPJ in training JPJ's architects and engineers in the delivery of architectural and engineering services at the Offices in a manner consistent with JPJ's and Design's established standards, practices, procedures and policies.

                  (7) Insurance. Design shall, in its sole discretion, either provide directly or advise and direct JPJ with respect to selecting and negotiating for the provision of professional liability, commercial general liability and property insurance to protect against loss in the nature of fire, other catastrophe, theft, business interruption, general liability, and non-architectural and non-engineering negligence.

                  (8) Billing and Collections. In order to relieve JPJ of the administrative burden of handling the billing and collection of sums due under Architectural and Engineering Agreements, Design shall be responsible, on behalf of and for JPJ, for billing and collecting the charges made with respect to Architectural and Engineering Agreements and any or all other services provided at the Offices; provided that responsibility for specific accounts may be retained by JPJ at the mutual agreement of JPJ and Design. In such event JPJ agrees that it will keep and provide to Design all invoices, documents, evidence and records necessary for the purpose of supporting the fees charged for all architectural and engineering services from time to time. It is expressly understood that the extent to which Design will endeavor to collect such charges, the methods of collecting, the settling of disputes with respect to charges, and the writing off of charges that may be or appear to be uncollectible shall at all times be within the sole discretion of Design (but subject to all applicable governmental regulations and the terms and conditions of applicable agreements), and that Design does not guarantee the extent to which any charges billed will be collected. At JPJ's request, Design will reassign to JPJ for collection by JPJ, any accounts which Design has determined to be uncollectible.

                  (9) Bank Accounts and Disbursements. During the term of this
            Agreement, Design shall have access to any and all bank accounts of JPJ, and in connection therewith JPJ hereby appoints Design for the term hereof as its lawful attorney-in-fact to deposit in such accounts fees generated from JPJ's architectural and engineering practice which are collected by Design, and to make withdrawals from such accounts for the payment of expenses arising from or relating to JPJ's operations, for Design's compensation hereunder, and for all other costs, expenses and disbursements which are required or authorized by this Agreement. Such withdrawals and payments may be made by Design at any time and from time to time as Design deems appropriate in its sole discretion. For administrative convenience, JPJ shall not make any withdrawal(s) from such accounts without the prior written consent of Design. JPJ agrees to execute from time to time any and all additional documents required by the banks at which JPJ's accounts are maintained to effectuate the power of attorney granted above.

                  (10) Approval of Stock Transfers. Design shall have the sole authority and discretion to approve or deny on behalf of JPJ any and all proposals by stockholders of JPJ to encumber, sell, pledge, give or otherwise transfer JPJ capital stock.

                  (11) Marketing Support. Design shall provide JPJ with such marketing support as Design in its sole discretion deems appropriate to develop, enhance and continue JPJ's practice. Such support may include, by way of example and not limitation, making available such brochures, literature and sales aids as Design develops, providing JPJ with access to pertinent economic and market data acquired or developed by Design, and developing and implementing a comprehensive marketing plan designed to foster client relations and enhance JPJ's name recognition as a high quality provider of professional architectural and engineering services.

      3. Compliance with Architectural and Engineering Agreements. Design agrees to perform its duties hereunder so as to comply with JPJ's obligations under the Architectural and Engineering Agreements.

      4. Conduct of Architectural and Engineering Practice. JPJ agrees to assign a duly licensed architect and, to the extent engineering services are provided, a duly licensed engineer to assure that its Offices are adequately staffed with such architectural and engineering personnel as may be necessary to efficiently perform architectural and engineering services at such Offices. Notwithstanding any provision in this Agreement to the contrary, Design shall have no authority, directly or indirectly, to perform, and shall not perform, any function of JPJ's operations pertaining to services ("Professional Services") which are required to be performed by duly licensed architects and/or engineers pursuant to any and all applicable codes, or rules or regulations adopted by any authority regulating the licensing of architects (the "Architecture Board") or engineers (the "Engineering Board"). Design may, however, advise JPJ as to the relationship between JPJ's performance of Professional Services and the overall administrative and business functions of JPJ's operations. To the extent Design assists JPJ in performing Professional Services, all personnel employed or engaged by JPJ or by Design on JPJ's behalf shall be subject to the professional direction and supervision of JPJ, and in the performance of such Professional Services, such personnel shall not be subject to any direction or control by, or liability to, Design, except as may be specifically authorized by JPJ in accordance with applicable codes, rules or regulations.

      To the extent any provision of this Agreement is determined to violate any provision of the applicable codes, or any rule or regulation of the Architecture Board or of the Engineering Board, then such provision of this Agreement shall be deemed modified to the minimum extent necessary to cure such violation.

      5. Non-Exclusive Nature of Design's Duties. The parties acknowledge that Design is in the business of providing services of the nature provided to JPJ hereunder to architectural and engineering firms located throughout the United States, and that Design may currently be a party to or may at any time hereafter enter into contracts with other architectural and engineering firms in that regard. Additionally, Design may also directly or indirectly provide architectural and engineering services from time to time. No such activities by Design shall be deemed a breach of or a conflict with the duties of Design hereunder.

      6. Design's Compensation. As compensation for the provision of its services hereunder, Design shall be paid, no less frequently than on a quarterly basis, an estimate of the balance, if any, of JPJ's cash flow (as determined in accordance with generally accepted accounting principles applied on a consistent basis) following the payment by JPJ or by Design on JPJ's behalf of all of JPJ's expenses, and the deduction from such cash flow of an amount equal to one percent (1.00%) of JPJ's net profits (as determined in accordance with generally accepted accounting principles applied on a consistent basis) for such time period as has elapsed subsequent to the last payment to Design (such deducted amount to be retained by JPJ as compensation for services provided to JPJ by JPJ or by JPJ's personnel, and to be distributed or retained by JPJ as JPJ deems appropriate in its sole discretion).

      7. Ownership of Books and Records. The books and records generated and maintained by each of the parties hereto shall be and remain the property of each such party. JPJ agrees to make all of its books and records (subject to applicable ethical and legal confidentiality requirements) available for inspection, examination or copying by duly authorized representatives of Design from time to time throughout the term hereof, and upon written request by

Design to JPJ following the termination hereof, all to enable Design to better perform its duties hereunder.

      8. Liability and Indemnification. Neither Design nor its stockholders, directors, officers, employees or agents shall have any liability for action taken or omitted by such person(s) in the performance of its duties hereunder if such action or omission is taken in good faith and without negligence. Each party to this Agreement respectively assumes responsibility for liability, actual or alleged, arising from its respective activities performed pursuant to this Agreement. JPJ agrees, during the term of this Agreement and thereafter, to the extent necessary to effectuate the purpose hereof, to indemnify and hold harmless Design against any claims or liabilities arising under this Agreement which arise out of or in connection with the Architectural and Engineering Agreements, the General Business Contracts or the actions of JPJ's architect and engineer employees or contractors (including, without way of limitation, those employees and contractors employed or engaged by Design on JPJ's behalf or otherwise).

      9. Confidentiality. JPJ acknowledges that due to the nature of this Agreement, JPJ will have access to information of a proprietary nature owned by Design including, but not limited to, any and all computer programs (whether or not completed or in use) and any and all operating manuals or similar materials which constitute the non-architectural and non-engineering systems, policies and procedures, and methods of doing business, developed by Design for the operation of facilities managed by Design. Consequently, JPJ acknowledges and agrees that Design has a proprietary interest in all such information and that all such information constitutes confidential and proprietary information and the trade secret property of Design. JPJ hereby waives any and all right, title and interest in and to such confidential information and trade secrets and agrees to return all copies of such confidential information and trade secrets to Design, at JPJ's expense, upon the termination of the Agreement.

      JPJ further acknowledges and agrees that Design is entitled to prevent its competitors from obtaining and utilizing its confidential information and trade secrets. Therefore, JPJ agrees to hold Design's confidential information and trade secrets in strictest confidence and not to disclose them to or allow them to be disclosed to or used by, directly or indirectly, any person or entity other than those persons or entities who are employed by or affiliated with Design or JPJ, either during the term of this Agreement, or at any time after the expiration or sooner termination of this Agreement, without the prior written consent of Design. JPJ agrees to require each independent contractor and employee of JPJ, and any such persons or entities to whom such information is disclosed for the purpose of performance of Design's or JPJ's obligations under this Agreement, to execute a

"Confidentiality Agreement" in a form acceptable to Design, upon the request of Design.

      JPJ acknowledges and agrees that a breach of this Section 9 will result in irreparable harm to Design which cannot be reasonably or adequately compensated in damages, and therefore Design shall be entitled to injunctive and equitable relief to prevent a breach and to secure enforcement thereof, in addition to any other relief or award to which Design may be entitled.

      10. Cooperation. JPJ and Design agree that they shall at all times maintain an effective liaison and close cooperation with each other to facilitate the provision of high quality and cost effective architectural and engineering services. Each of the parties agrees to cooperate fully with each other in connection with the performance of their respective obligations under this Agreement, and both parties agree to employ their best efforts to resolve any dispute that may arise under or in connection with this Agreement. JPJ shall provide to Design full and complete access to JPJ's premises, and to JPJ's Books and Records (as defined in Section 2.d.(1) hereof), in order that Design may perform its functions hereunder. Notwithstanding any other provisions contained herein, Design shall not be liable to JPJ, and shall not be deemed to be in default hereunder, for the failure to perform or provide any of the supplies, services, personnel, or other obligations to be performed or provided by Design pursuant to this

Agreement if such failure is a result of a labor dispute, act of God, or any other event which is beyond the reasonable control of Design.

      11. Arbitration. If a dispute or matter in controversy arises between the parties hereto which they are unable to resolve to their mutual satisfaction within ten (10) days of written notice from one to the other of the existence of such dispute, then either party may notify the other party in writing (the "Notice") that the dispute be submitted to binding arbitration as provided herein. Such arbitration shall take place in Charlotte, North Carolina, in accordance with the Rules of Commercial Arbitration of the American Arbitration Association, or its successor. The provisions of ss.ss. 1-567.1 et seq. of the General Statutes of North Carolina, or any successor or amended statute or law containing similar provisions, shall apply in any such arbitration. Any arbitration pursuant to this Agreement shall be conducted by one (1) arbitrator. The judgment upon the award rendered in any such arbitration shall be final and binding upon the parties and may be entered in any court having jurisdiction over any party.

      12. Waiver of Violation. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

      13.   Miscellaneous.

            a. Notices. All notices, offers and acceptances or rejections thereof required to be given hereunder, shall be given by certified mail to the parties hereto at the addresses listed below, or at such other address as may be stated from time to time, and shall be deemed delivered upon deposit in the United States mail, postage prepaid:

      To JPJ:                 JPJ Architects, Inc.
                              C/O HLM Design, Inc.
                              121 West Trade Street, Suite 2950
                              Charlotte, NC   28202
                              ATTN:  Vernon B. Brannon

      To Design:              HLM Design, Inc.
                              121 West Trade Street, Suite 2950
                              Charlotte, NC   28202
                              ATTN:  Vernon B. Brannon

      With a Copy to:         Shirley J. Linn, Esq.
                              Underwood Kinsey Warren & Tucker, P.A.
                              2020 Charlotte Plaza
                              201 S. College Street
                              Charlotte, NC   28244-2020

            b. Severability. The provisions of this Agreement shall be separable and a determination that any provision of this Agreement, or subpart thereof, is either unenforceable or void shall not affect the validity of any other provision of this Agreement, or subpart thereof. Wherever possible all provisions shall be interpreted so as not to be unenforceable and any court of competent jurisdiction is authorized and directed by the parties hereto to enforce any otherwise unenforceable provision in part, to modify it, to enforce it only to a degree and not fully, or otherwise to enforce that provision only in a manner and to an extent, that renders the provision valid or enforceable. The intent of the parties is that this Agreement be enforceable and enforced to the maximum extent possible after excising (or deeming excised) all invalid or unenforceable provisions, whether or not the remaining provisions are grammatically correct.

            c. Amendments or Modifications. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, and no changes, amendments or alterations shall be effective unless agreed to in writing by both parties hereto, provided that no such amendment shall conflict with applicable laws or regulations.

            d. Relationship of the Parties. The relationship of the parties hereto shall at all times be that of independent contractors. Except as expressly provided herein, nothing contained in this Agreement shall be construed to constitute either party as an agent, legal representative, partner, joint venturer or employee of the other, and neither party hereto shall have the power to bind the other with respect to any obligation to any third party.

            e. Assignability. Design may assign this Agreement, and/or transfer, assign or delegate any or all of its rights, obligations and responsibilities under this Agreement, without the consent of JPJ. This Agreement is not transferrable or assignable by JPJ without the prior written consent of Design.

            f. Governing Law. This Agreement shall be construed in accordance with the laws of the State of North Carolina.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


                                    HLM DESIGN, INC.



                                    By: /s/ JOSEPH M. HARRIS
                                        -------------------------------
                                    Title: President


                                    JPJ ARCHITECTS, INC.



                                    By: /s/VERNON B. BRANNON
                                        -------------------------------
                                    Title:
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